UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2024

Red Cat Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-40202 (Commission File Number)	88-0490034 (I.R.S. Employer Identification No.)

15 Ave. Munoz Rivera Ste 2200 San Juan, PR (Address of principal executive offices)	00901 (Zip Code)

Registrant’s telephone number, including area code: (833) 373-3228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	RCAT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2024, our Board of Directors and the Nominating and Governance Committee of the Board approved the following cash and equity compensation to the independent members of the Board for our 2025 fiscal year, which commenced May 1, 2024, and our 2026 fiscal year:

Director	Additional Roles	Base Annual Compensation $	Additional Annual Compensation for Committee Leadership $	Additional Annual Compensation for Special Committee Work $	Total Annual Cash Compensation $(1)	Annual RSU Awards	Additional Annual RSU Awards for Special Committee Work	Total Annual RSU Awards (2)
Joseph Friedman	Lead Director	50,000	25,000	20,000	95,000	75,000	10,000	85,000
Nicholas Liuzza, Jr.	Chair, Comp. Committee	50,000	10,000	-	60,000	75,000	-	75,000
Paul Funk, II(3)	Chair, Nominating and Governance Committee	50,000	10,000	-	60,000	75,000	-	75,000
Christopher Moe	Chair, Audit Committee	50,000	20,000	20,000	90,000	75,000	10,000	85,000

(1)               Cash compensation shall be paid in 12 equal monthly installments, due in arrears on the 7th of each calendar month.

(2)             RSU Awards for two (2) years, totaling double the numbers shown in this column, shall be awarded on the effective date of this grant. All RSU Awards shall vest in their entirety on the two-year anniversary of the grant. RSUs shall be granted under the Corporation’s 2019 Equity Incentive Plan and shall feature customary vesting acceleration terms in the even of death, disability, or change in control of the Corporation.

(3)             Mr. Funk shall also receive prorated compensation for his service on the Board of Directors from March 12, 2024 through April 30, 2024.

Section 8 – Other Events

Item 8.01 Other Events

On May 6, 2024, our Board of Directors appointed Paul Funk, II to serve as the new Chair of the Nominating and Governance Committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED CAT HOLDINGS, INC.

Dated: May 9, 2024	By:	/s/ Jeffrey M. Thompson
Name: Jeffrey M. Thompson
Title: Chief Executive Officer